SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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THE MEXICO FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE MEXICO FUND, INC.

1775 I Street, N.W., Suite 1100

Washington, DC 20006-2401

Notice of Annual Meeting of Stockholders

February 2, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The Mexico Fund, Inc., a Maryland corporation (the “Fund”), will be held at The Ambassador Room of The St. Regis Houston Hotel, 1919 Briar Oaks Lane, Houston, Texas, 77027, on March 4, 2009 at 1:00 P.M. for the following purposes:

(1)	To elect two Directors to serve as Class I Directors for three year terms and until their successors are duly elected and qualify; and

(2)	To transact such other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed February 2, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

You are cordially invited to attend the Meeting. All stockholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose, or authorize the proxy vote by telephone or internet pursuant to instructions on the enclosed proxy card. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors,

Samuel García-Cuéllar

Secretary

New York, New York

Dated: February 2, 2009

PLEASE RESPOND—YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE MANNER PROVIDED OR, AUTHORIZE THE PROXY VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY AS SOON AS POSSIBLE TO ASSURE THAT YOUR PROXY WILL BE VOTED AND TO AVOID ANY ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION. FOR MORE INFORMATION, PLEASE CALL 1-800-965-5216.

PROXY STATEMENT

THE MEXICO FUND, INC.

1775 I Street, N.W., Suite 1100

Washington, DC 20006-2401

Annual Meeting of Stockholders

March 4, 2009

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Mexico Fund, Inc., a Maryland corporation (the “Fund”), to be exercised at the Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held at The Ambassador Room of The St. Regis Houston Hotel, 1919 Briar Oaks Lane, Houston, Texas, 77027, on March 4, 2009 at 1:00 P.M. and at any adjournment or postponement thereof. The approximate mailing date of this Proxy Statement is February 4, 2009 or as soon as practicable thereafter.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card with respect to Proposal 1, a properly executed proxy will be voted FOR Proposal 1. The appointed proxy holders will vote in their discretion on any other business that may properly come before the meeting or any adjournment or postponements thereof. Any stockholder giving a proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior proxy), and also the right to revoke the proxy at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, received by the Fund addressed to American Stock Transfer and Trust Company at 59 Maiden Lane, Plaza Level, New York, New York 10273-0923, Attn: Proxy Department. Stockholders may vote using the enclosed proxy card along with the enclosed postage-paid envelope. Stockholders may also authorize proxy voting by telephone or internet. To authorize proxy voting by telephone or internet, stockholders should follow the instructions contained on their proxy card.

The presence at the Meeting in person or by proxy of the stockholders entitled to cast a majority of all votes entitled to be cast at the Meeting is necessary to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

Approval of Proposal 1 requires the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote provided a quorum is present. An abstention as to Proposal 1 will be treated as present and will have the effect of a vote “Against” Proposal 1. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on the proposal will be voted “For” Proposal 1.

In the event that the necessary quorum to transact business at the Meeting is not obtained, the chairman of the meeting or the stockholders may adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. If a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the chairman of the meeting may adjourn the meeting, or may permit the persons named as proxies to propose one or more adjournments of the Meeting to permit further solicitation of proxies. If submitted to stockholders, any such adjournment will require the affirmative vote of holders of a majority of those shares represented at the Meeting in person or by proxy (or a majority of votes cast if a quorum is present). The persons named as proxies will vote those proxies which they are entitled to vote FOR any Proposal in favor of such an adjournment, and will vote those proxies marked WITHHOLD on any such a Proposal against such adjournment. For purposes of votes with respect to adjournment, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

If a motion for adjournment is not approved, the voting on that Proposal will be completed at the Meeting. A stockholder vote may be taken on a Proposal prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

Only stockholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board of Directors has fixed February 2, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Stockholders on the record date will be entitled to one vote for each share held. As of February 2, 2009, the Fund had outstanding 18,100,290 shares of common stock, par value $1.00 per share. Based on filings made with the U.S. Securities and Exchange Commission (“SEC”), below are persons known to the Fund to be the beneficial owner of more than five percent (5%) of the Fund’s shares.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	Lazard Asset Management LLC 30 Rockefeller Plaza, New York, NY 10112	1,783,489	*	9.85	%*

Common Stock	City of London Investment Group PLC 77 Gracechurch Street, London, EC3V 0AS England	1,986,442	**	10.97	%**

*	Lazard Asset Management LLC made the filing upon which this information is based on February 7, 2008. Percent of class is based on the number of shares outstanding as of December 31, 2008.

**	City of London Investment Group plc (“CLIG”) is the parent holding company of City of London Investment Management Company Limited (“CLIM”), an investment adviser to various public and private investment funds including The Emerging World Fund, Emerging Markets Country Fund, Investable Emerging Markets Country Fund, Emerging Free Markets Country Fund, Natural Resource Fund, Global Equity CEF Fund, Frontier Emerging Markets Fund, Global Emerging Markets Equity Yield Fund, GFM Emerging Markets Country Fund and Tradex Global Equity Fund (the “Funds”), and ten unaffiliated third-party segregated accounts. CLIG and CLIM have the power to direct the dividends from, or the proceeds of the sale of the shares owned by, the Funds. Each of the Funds owns less than 5% of the shares. CLIG made the filing upon which this information is based on December 9, 2008. Percent of class is based on the number of shares outstanding as of December 31, 2008.

The Board of Directors of the Fund knows of no other business that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended October 31, 2008, and any more recent reports, to any Fund stockholder upon request. To request a copy, please visit the Fund’s web site at www.themexicofund.com or contact the Fund’s Public Relations Agent at: The Altman Group, 60 East 42nd Street Suite 916, New York, NY 10165, 212-681-9600.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors of the Fund is divided into three classes of Directors, as nearly equal in number as possible, each of which serves for three years with one class being elected each year. Each year the term of office of one class will expire. The terms of office of Messrs. Jaime Serra Puche and Marc Shapiro expire this year. The Board of Directors, including the Directors who are not interested persons of the Fund, upon the recommendation of the Fund’s Nominating and Corporate Governance Committee which is comprised solely of Directors who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act), have nominated Messrs. Jaime Serra Puche and Marc Shapiro to serve as Class I Directors for a three year term expiring in 2012 and until their successors are duly elected and qualify. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement. Directors who are not interested persons are referred to in the Proxy Statement as “Independent Directors.”

It is the intention of the persons named on the enclosed proxy card to vote for the nominees listed below for a three-year term. The Board of Directors of the Fund knows of no reason why a nominee would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend. The Fund’s Directors and executive officers, as a group, beneficially own less than 1% of the Fund’s common stock. None of the Directors, with the exception of Mr. José Luis Gómez Pimienta, is an “interested person” of the Fund as defined in the 1940 Act.

The names of the Fund’s nominees for election as Directors, and each other Director of the Fund, and their addresses, ages and principal occupations during the past five years, are provided in the tables below. Information is provided as of December 31, 2008.

Nominees

Independent Directors

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years and Other Directorships	Other Directorships Held by Director or Nominee for Director†

Jaime Serra Puche+ Edificio Plaza Prolongación Paseo de la Reforma 600-103 Santa Fe Peña Blanca 01210 México, D.F. México Age: 57	Class I Director	Term expires 2009; Director since 1997.

Dr. Serra is a Senior Partner of the law and economics consulting firm SAI Consultores, S.C.

Dr. Serra is a former Secretary of Finance for Mexico and he was the minister in charge of negotiations for NAFTA and trade agreements between Mexico and Chile, Bolivia, Venezuela, Colombia and Costa Rica on behalf of the Mexican government.

Formerly, Dr. Serra has served as a Visiting Professor at Princeton University, Stanford University and New York University. He was also Secretary of Trade and Industry (Mexico) and a Distinguished Visiting Associate at the Carnegie Endowment for International Peace. He has a Ph.D. in economics from Yale University. Dr. Serra also serves as Co-Chairman of the President’s Council on International Activities of Yale University.

Director, Vitro, S.A. de C.V. (glass manufacturer); Director, Tenaris (tube producer); Director, Chiquita Brands, Inc. (fruit producer).

Marc J. Shapiro+ 707 Travis, 11th Floor Houston, TX 77002 Age: 61	Class I Director	Term expires 2009; Director since 2006.	Since 2003, Mr. Shapiro has served as Non-Executive Chairman of Chase Bank of Texas. Prior to that time, he was Vice Chairman of JPMorgan Chase (banking and financial services).	Director, Burlington Northern Santa Fe (railroad); Director, Kimberly-Clark (consumer goods); Director, Weingarten Realty (real estate investment).

*	There are no other funds in the Fund Complex.

+	Audit Committee, Contract Review Committee, and Nominating and Corporate Governance Committee member. Member or alternate member of the Valuation Committee.

†	The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

Other Directors

The balance of the current Directors consists of three Class II Directors and two Class III Directors, none of whom is a nominee for election at the Meeting and all of whom will continue in office after the Meeting for the terms shown below. The other Directors are as follows:

Interested Directors

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years and Other Directorships	Other Directorships Held by Director or Nominee for Director†

José Luis Gómez Pimienta**+ Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 69	President of the Fund; Class II Director	Term expires 2010; Director since 1989.	Mr. Gómez Pimienta has over two decades of experience investing in the Mexican securities market. He has been the President of the Fund since its inception and has also served as a Director since 1989. Mr. Gómez Pimienta has been Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., since 1987 and Chief Executive Officer since inception.	None.

*	There are no other funds in the Fund Complex.

**	Director is an “interested director” (as defined in the 1940 Act). Mr. Gómez Pimienta is deemed to be an interested director by reason of his affiliation with the Investment Adviser.

+	Member or alternate member of the Valuation Committee.

†	The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

Independent Directors

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years and Other Directorships	Other Directorships Held by Director or Nominee for Director†

Claudio X. González+ Jaime Balmes 8 Los Morales Polanco México, D.F. 11510 México Age: 74	Class II Director	Term expires 2010; Director since 1981.	Mr. González was President of the Business Coordinating Council of Mexico. He has served as Chairman of the Board (from March 1973 to the present) and Chief Executive Officer (from March 1973 to March 2007) of Kimberly-Clark de México S.A. de C.V., a consumer products company. Mr. González is also on the Board of Directors of several prominent U.S. and Mexican companies, including General Electric Co.	Director, General Electric Co. (industrial and financial products); Director, Investment Company of America (investment fund).

Robert L. Knauss+ c/o Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 77	Class II Director	Term expires 2010; Director since 1985.	Mr. Knauss served as Chairman of the Board and Principal Executive Officer of Philips Services Corp. (industrial services) (1998-2003) and also served as Chairman of the Board and Chief Executive Officer of Baltic International USA, Inc. (investments) (1995-2003). During the past twenty years Mr. Knauss has served on the Boards of Directors of eight public companies. Mr. Knauss was the former Dean and Distinguished University Professor of University of Houston Law School and was also Dean of Vanderbilt Law School.	Director, Equus Total Return Inc. (investment company); Director, XO Holdings, Inc. (telecommunications); Director, Westpoint International Inc. (home products).

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years and Other Directorships	Other Directorships Held by Director or Nominee for Director†

Eugenio Clariond Reyes-Retana+ Av. Vasconcelos #220 Ote. Col. Santa Engracia 66220 Garza Garcia, N.L. Mexico Age: 65	Class III Director	Term expires 2011, Director since 2005.

From January 1981 to November 2006, Mr. Clariond was Chairman of the Board and Chief Executive Officer of Grupo IMSA, S.A., a manufacturer of steel, aluminum and plastic products for the construction industry.

From December 2004 to the present, he has served as the Non-Executive Chairman of Verzatec, S. de R.L. de C.V., a manufacturer of aluminum and plastic products. From June 2007 to the present, Mr. Clariond has served as Chairman of Amanco, a producer of pipe systems, connections and plastic accessories for the conduction of fluids, electricity and gas.

Mr. Clariond also acts as Chairman of the Mexico – United States Business Committee of the Mexican Business Council for Foreign Trade, Investment & Technology, and he serves on the boards of various other U.S. and Mexican non-profit organizations and educational institutions.

Director, Navistar International Corp. (truck and engine manufacturer); Director, Johnson Controls, Inc. (automotive components, air conditioning, controls).

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation for Past Five Years and Other Directorships	Other Directorships Held by Director or Nominee for Director†

Emilio Carrillo Gamboa+ Blvd. Manuel Avila Camacho No. 1, Ste. 609 Polanco 011009 México, D.F. México Age: 71	Class III Director	Term expires 2011; Director 1981-1987 and since 2002.

Mr. Carrillo Gamboa served as a director of the Fund from inception of the Fund in 1981 to 1987. He resigned as director in 1987 to become Mexico’s Ambassador to Canada. Mr. Carrillo Gamboa was reelected as a Director of the Fund in 2002.

Mr. Carrillo Gamboa is a prominent lawyer in Mexico with extensive business experience and has been a partner of the Bufete Carrillo Gamboa, S.C. law firm since 1989. He has also served or currently serves on the boards of many Mexican charitable organizations.

Director, Southern Copper Corporation (copper mining).

*	There are no other funds in the Fund Complex.

+	Audit Committee, Contract Review Committee, and Nominating and Corporate Governance Committee member. Member or alternate member of the Valuation Committee.

†	The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO THE FUND’S BOARD OF DIRECTORS.

Fund Committees

Current Committees and Members

The Fund has a standing Audit Committee, Valuation Committee, Contract Review Committee and a Nominating and Corporate Governance Committee. The Audit Committee, Contract Review Committee and Nominating and Corporate Governance Committee are composed entirely of Directors who are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act and who are “independent” as defined in the New York Stock Exchange listing standards. All Directors are members, or alternate members, of the Valuation Committee.

Audit and Valuation Committees

The Audit Committee is responsible for the selection and engagement of the Fund’s independent public accountants (subject to ratification by the Board of Directors), pre-approves and reviews both the audit and non-audit work of the Fund’s independent public accountants, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit Committee are Messrs. Carrillo Gamboa, Clariond, González, Knauss, Serra Puche and Shapiro. Mr. Knauss is the Chairman of the Audit Committee.

The Valuation Committee oversees the implementation of the Fund’s Pricing and Valuation Procedures and the activities of the Fund’s Pricing Committee. The Board of Directors has delegated to the Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in connection with “significant events,” as described in the procedures adopted by the Board of Directors. The members of the Fund’s Valuation Committee are Messrs. González, Serra Puche and Shapiro. The Alternate Members of the Fund’s Valuation Committee are Messrs. Carrillo Gamboa, Clariond, Gómez Pimienta and Knauss. Mr. Shapiro is the Chairman of the Valuation Committee.

The Board of Directors has adopted a Charter for each of its Audit and Valuation Committees. A copy of the Audit Committee Charter is included as an appendix to the Fund’s proxy statement. Both the Audit and Valuation Committee charters are available on the Fund’s website at www.themexicofund.com under “Corporate Governance.”

Contract Review Committee

The Contract Review Committee reviews and makes recommendations to the Board of Directors with respect to entering into, renewal or amendment of the Fund’s investment management and advisory agreement, administrative services agreement and other agreements. The members of the Fund’s Contract Review Committee are Messrs. Clariond, Carrillo Gamboa, González, Knauss, Serra Puche and Shapiro. Dr. Serra Puche is the Chairman of the Contract Review Committee.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee makes recommendations to the Board regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Fund’s investment adviser and other principal service providers. The Committee periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. Clariond, Carrillo Gamboa, González, Knauss, Serra Puche and Shapiro. Mr. González is the Chairman of the Nominating and Corporate Governance Committee.

The Committee will consider potential director candidates recommended by Fund stockholders provided that the proposed candidates satisfy the director qualification requirements provided in the Fund’s Bylaws; are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act; and are “independent” as defined in the New York Stock Exchange listing standards.

Potential director nominees recommended by stockholders must satisfy the following requirements:

(a) The nominee may not be the nominating stockholder, a member of the nominating stockholder group, or a member of the immediate family of the nominating stockholder or any member of the nominating stockholder group;

(b) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating stockholder entity or entity in a nominating stockholder group;

(c) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating stockholder or any member of a nominating stockholder group;

(d) The nominee may not be an executive officer, director (or person performing similar functions) of the nominating stockholder or any member of the nominating stockholder group, or of an affiliate of the nominating stockholder or any such member of the nominating stockholder group; and

(e) The nominee may not control (as “control” is defined in the 1940 Act) the nominating stockholder or any member of the nominating stockholder group (or in the case of a holder or member that is a fund, an “interested person” of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

The nominating stockholder or stockholder group must meet the following requirements:

(a) Any stockholder or stockholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating stockholder or stockholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short;”

(b) The nominating stockholder or stockholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least 2 years.

A nominating stockholder or stockholder group may not submit more nominees than the number of Board positions open each year. As set forth in the Fund’s Bylaws, to be timely, all stockholder recommended nominee submissions must be received by the Fund not earlier than the 150th day or later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting, notice by the stockholder must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The deadline for any stockholder recommended nominee submissions to be considered for the 2010 Annual Meeting is not later than October 5, 2009 but no earlier than September 5, 2009, as prescribed in the Fund’s Bylaws.

Stockholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the Fund’s Bylaws; (Article II, Section 10) and include, as specified in the same section of the Fund’s Bylaws:

(i) for each director candidate:

(a) the director candidate’s name, address, date of birth, business and residence addresses and nationality;

(b) whether the stockholder believes the director candidate is an “interested person” within the meaning of the 1940 Act and, if not believed to be an “interested person,” sufficient information to enable the Board, any Committee thereof, or a Fund officer to make that determination;

(c) sufficient information to enable the Nominating and Corporate Governance Committee to determine whether the director candidate meets the qualification requirements set forth in the Fund’s Bylaws;

(d) the director candidate’s written, signed and notarized statement confirming his or her consent to be named in the proxy statement and intention to serve as a director if elected;

(ii) for the proposing stockholder, each “Stockholder Associated Person” as such term is defined in the Fund’s Bylaws, and each director candidate:

(a) the class, series and number of any Fund shares owned beneficially or of record, the date on which such shares were acquired and the investment intent of such acquisition and an explicit description of each “Derivative Instrument” (as such term is defined in the Fund’s Bylaws) entered into, or to which the proposing stockholder, Stockholder Associated Person or director candidate is a party or beneficiary and the number, class and series to which such Derivative Instrument relates;

(b) the nominee holder for and number of any Fund shares, and the nominee holder for each Derivative Instrument owned beneficially but not of record and evidence establishing such indirect ownership and, if applicable, entitlement to vote such shares or Derivative Instrument;

(c) whether and the extent to which such proposing stockholder, Stockholder Associated Person or director candidate directly or indirectly (though brokers, nominees or otherwise) is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (1) manage risk or benefit from changes in the price of (i) Fund shares or (ii) any combination of securities owned by the Fund representing more than 30% by value of the Fund’s assets, as reported in the most recent schedule of investments filed by the Fund with the SEC or as the Fund otherwise makes publicly available (“Portfolio Securities”) or (2) increase or decrease the voting power of such proposing stockholder, Stockholder Associated Person or director candidate in the Fund or any affiliate thereof (or in any issuer of Portfolio Securities, as applicable) disproportionately to such person’s economic interest in Fund shares (or in Portfolio Securities, as applicable) and, if applicable, the number, class and series of shares (or Portfolio Securities, as applicable) to which such transaction, agreement, arrangement or understanding relates;

(d) any economic interest, direct or indirect (including without limitation any existing or prospective commercial, business or contractual relationship with the Fund), individually or in the aggregate, in the Fund, other than an interest arising from the ownership of Fund shares conferring no extra or special benefit not shared on a pro rata basis by all stockholders;

(iii) for the proposing stockholder, each Stockholder Associated Person with an interest or ownership described under Section (ii) above, and each director candidate:

(a) such proposing stockholder’s name, address and telephone number as they appear on the Fund’s stock ledger, and the current name, business and residence address and telephone number of such proposing stockholder, each Stockholder Associated Person and each director candidate, if different;

(b) all other information relating to such proposing stockholder, Stockholder Associated Person and director nominee that would be required to be disclosed in the solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) and all other documents, materials or information relating to such proposing stockholder, Stockholder Associated Person and director nominee that would otherwise be required in connection with any such solicitation pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934 and rules thereunder;

(c) the investment strategy or objective, if any, of such proposing stockholder and Stockholder Associated Person that is not an individual, and a copy of the most recent prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person; and

(d) to the extent known by such proposing stockholder, the name and address of any other stockholder supporting any director candidate or any other proposed of business on the date of such proposing stockholder’s notice.

The Board of Directors has adopted a Charter for the Nominating and Corporate Governance Committee which is available on the Fund’s website at www.themexicofund.com under “Corporate Governance.”

The Nominating and Corporate Governance Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Fund’s Bylaws (Article III, Section 2(c)) provide a list of minimum qualifications for Fund directors which include expertise, experience or relationships that are relevant to the Fund’s business; educational qualifications; and interaction with business in Mexico. The Committee may recommend that the Board modify these minimum qualifications from time to time. The Committee meets at least twice annually, typically in June and December, to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s December meeting. Other than compliance with the requirements mentioned above for submission of a director candidate, the Nominating and Corporate Governance Committee does not otherwise evaluate stockholder director nominees in a different manner. The standard of the Nominating and Corporate Governance Committee is to treat all equally qualified nominees in the same manner.

No nominee recommendations have been received by stockholders.

Board and Committee Meetings in Fiscal 2008

During the Fund’s fiscal year ended October 31, 2008, the Board held three (3) regular meetings, one (1) telephonic regular meeting, four (4) telephonic special meetings, two (2) Audit Committee meetings, one (1) Valuation Committee meeting, one (1) Contract Review Committee meeting, and two (2) Nominating and Corporate Governance Committee meetings. Each Director then in office attended 75% or more of the aggregate number of regular and special meetings of the Board and those Committees of which each Director is a member.

Communications with the Board of Directors

The Fund provides a means for stockholders to communicate with the Board of Directors. Stockholders may address correspondence to the Board as a whole or individual Board members relating to the Fund via e-mail at investor-relations@themexicofund.com. The Fund’s Investor Relations Vice President will then promptly forward the correspondence to the addressee. Correspondence may also be directed via the Fund’s address, The Mexico Fund, Inc., 1775 I Street NW, Washington, DC 20006 and it will be directed to the attention of the addressee.

Director Attendance at Stockholder Meetings

Although the Fund has no formal policy regarding director attendance at stockholder meetings, typically, the Chairman of the Fund attends the Annual Meeting or another director attends if he is not available. At the convening of the Fund’s 2008 annual meeting on March 5, 2008, all directors were present.

Beneficial Ownership of Shares of the Fund

As of January 31, 2009, the Fund’s Directors and executive officers, as a group, owned less than 1% of the Fund’s outstanding shares of the Fund. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

For the period ended December 31, 2008, the dollar range of equity securities owned beneficially by each Director in the Fund was as follows:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies*
Interested Director
José Luis Gómez Pimienta	Over $100,000	Over $100,000

Independent Directors
Eugenio Clariond Reyes-Retana	Over $100,000	Over $100,000
Emilio Carrillo Gamboa	$50,001 - $100,000**	$50,001 - $100,000**
Jaime Serra Puche	$50,001 - $100,000**	$50,001 - $100,000**
Claudio X. González	Over $100,000	Over $100,000
Robert L. Knauss	Over $100,000	Over $100,000
Marc J. Shapiro	Over $100,000	Over $100,000

*	There are no other funds in the family of investment companies.

**	The dollar range of equity securities beneficially owned by Mr. Carrillo Gamboa and Dr. Serra Puche has decreased solely as a result of market fluctuations.

For the period ended October 31, 2008, none of the Independent Directors or their immediate family members owned any shares of the Adviser or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser (as defined below).

Name of Director or Nominee	Name of Owners and Relationships to Director or Nominee	Company	Title of Class	Value of Securities	Percentage of Class
Emilio Carrillo Gamboa	None	None	None	None	None
Eugenio Clariond Reyes-Retana	None	None	None	None	None
Claudio X. González	None	None	None	None	None
Robert L. Knauss	None	None	None	None	None
Jaime Serra Puche	None	None	None	None	None
Marc J. Shapiro	None	None	None	None	None

Compensation of Directors

From November 2007 through February 2008, the Fund paid each Director, with the exception of Mr. Gómez Pimienta (who is not compensated for his services as Director), an annual retainer of $20,000. In March 2008, the Board, upon the recommendation of the Board’s Nominating and Corporate Governance

Committee, approved an increase in the annual retainer fee from $20,000 to $24,000. In addition, for the duration of the fiscal year ended October 31, 2008, the Fund paid each director with the exception of Mr. Gómez Pimienta $2,000 per in-person Board meeting attended. The Fund also reimbursed all Directors and officers of the Fund for out-of-pocket expenses relating to attendance at meetings. In addition, each Independent Director received $2,000 for each Committee meeting or telephonic special Board meeting attended. The aggregate amount of fees paid and expenses reimbursed to the Directors and officers for the fiscal year ended October 31, 2008 was $418,249. In December 2008, the Board, upon the recommendation of the Board’s Nominating and Corporate Governance Committee, approved a decrease in the annual retainer fee from $24,000 to $20,000.

The following table sets forth the aggregate compensation (not including expense reimbursements) paid by the Fund to each Director (other than Mr. Gómez Pimienta, who receives no director fees or other compensation for services as a Director of the Fund) during the fiscal year ended October 31, 2008, as well as the total compensation paid by the Fund to each Director.

Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors*
Marc J. Shapiro	$51,000	None	None	$51,000
Emilio Carrillo Gamboa	$61,000	None	None	$61,000
Eugenio Clariond Reyes-Retana	$45,000	None	None	$45,000
Claudio X. González	$51,000	None	None	$51,000
Robert L. Knauss	$56,000	None	None	$56,000
Jaime Serra Puche	$51,000	None	None	$51,000
José Luis Gómez Pimienta	None	None	None	None

*	There are no other funds in the Fund Complex.

The Fund has a policy that half of the annual retainer paid by the Fund to its Directors is to be used by each Director to purchase Fund shares on the secondary market until a Director attains an ownership position valued at $100,000 based on the market value of Fund shares as of a particular date (“Retained Shares”). Directors are not required to purchase additional shares if the value of their Retained Shares declines below $100,000 due to market fluctuations. As part of the policy, Directors are to retain ownership of their Retained Shares during their tenure on the Board. Directors are permitted to buy additional Fund shares or sell any Fund shares held in excess of their Retained Shares. The Board may, from time to time, approve waivers from this policy. All Board members are in compliance with this policy.

Executive Officers of the Fund

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
José Luis Gómez Pimienta Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 69	President of the Fund; Class II Director	Since 1981; Director since 1989.	Mr. Gómez Pimienta has over two decades of experience investing in the Mexican securities market. He has been the President of the Fund since its inception and has also served as a Director since 1989. Mr. Gómez Pimienta has been Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., since 1987 and Chief Executive Officer since inception.
Samuel García-Cuéllar Creel, García-Cuéllar, Aiza y Enriquez, S.C. Paseo de los Tamarindos 60 – 3er piso Bosques de las Lomas 05120 México, D.F. México Age: 66	Secretary	Since 1981.	Mr. García-Cuéllar is a partner of Creel, García-Cuéllar, Aiza y Enriquez, S.C., Mexican counsel to the Fund; Director, GE Capital Bank, S.C. Institución de Banca Múltiple, GE Capital Grupo Financiero (bank) (since 2002); Director, GE Capital Grupo Financiero, S.A. de C.V. (financial group) (since 2002).
Alberto Osorio Morales Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 41	Senior Vice President; Treasurer (formerly, Vice President of Finance)	Since 2008. Since 2002. From 1999 to 2002.	Mr. Osorio currently serves as Director General Adjunto (Deputy Director) of the Fund’s investment adviser, Impulsora del Fondo México, S.C. and has been an employee of the Adviser since 1991.
Carlos H. Woodworth Ortiz Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 65	Vice-President of Corporate Governance and Chief Compliance Officer (formerly, Treasurer)	Since 2002. From 1992 to 2002.	Mr. Woodworth served on the Board of Directors of the Fund’s investment adviser, Impulsora del Fondo México, S.C., as well as Deputy Director of the Adviser, from 1981 to 2008.
Eduardo Solano Arroyo Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 40	Investor Relations Vice President	Since 1997.	Mr. Solano has served as Director of Economic Research of the Fund’s investment adviser, Impulsora del Fondo México, S.C. since 1997 and has been an employee of the Adviser since 1991.
Sander M. Bieber 1775 I Street, N.W. Washington, DC 20006 Age: 58	Assistant Secretary	Since 1989.	Partner of Dechert LLP, U.S. counsel to the Fund and the Independent Directors.

Compensation of Executive Officers

With the exception of the Fund’s Chief Compliance Officer (“CCO”), Mr. Carlos Woodworth, the Fund does not pay its officers for the services they provide to the Fund other than reimbursing expenses incurred in connection with Fund Board or stockholder meetings. Mr. Woodworth, who serves as CCO to the Fund and to Impulsora del Fondo México, S.C. (the “Adviser”), is partially compensated by the Fund for his services. Each of the other officers of the Fund, other than Mr. Woodworth, is solely compensated by the Adviser. Other than as described above, the Fund does not grant any options or any compensation plans to its officers.

Report of the Audit Committee; Information About the Fund’s Independent Auditor

The Audit Committee is responsible for the selection and engagement of the Fund’s independent auditors (subject to ratification by the Fund’s Board of Directors); reviews and pre-approves both the audit and non-audit work of the Fund’s independent public accountants; and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The Fund adopted an Audit Committee Charter on December 6, 1999. The Charter was last amended on December 5, 2008.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”) and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain other matters with PwC. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended October 31, 2008.

The members of the Audit Committee are Emilio Carrillo Gamboa, Emilio Clariond, Claudio X. Gónzalez, Robert L. Knauss, Marc J. Shapiro and Jaime Serra Puche.

During the fiscal years ended October 31, 2008 and October 31, 2007, the Fund incurred the following fees for services provided by PwC:

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year 2007	$119,000	$10,000	$22,000	$0
Fiscal Year 2008	$122,340	$0	$22,660	$0

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures which are summarized further below.

There were no non-audit fees billed by PwC to the Fund’s investment adviser. In addition, PwC did not provide any non-audit services to any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund.

The Audit Committee pre-approves all audit and non-audit services provided by PwC or any independent auditor engaged by the Fund and any non-audit or audit-related services provided to its service affiliates (at this time only the Fund’s Investment Adviser qualifies as a Service Affiliate) which have an impact on the Fund in accordance with certain pre-approval policies and procedures. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-Audit Services include certain services that are audit-related such as consultations regarding financial accounting and reporting standards, and tax services. Certain services may not be provided by the auditor to the Fund or to the Fund’s investment adviser without jeopardizing the auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the client’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; valuation services; actuarial services; and internal audit outsourcing services.

The policies and procedures require Audit Committee approval of the engagement of the auditor for each fiscal year and approval of the engagement by a majority of the Fund’s independent directors. The policies and procedures permit the Audit Committee to pre-approve the provisions of types or categories of non-audit services for the Fund and permissible non-audit services for Service Affiliates on an annual basis at the time of the auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s independent auditor, the Audit Committee is to receive a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

The Audit Committee may also appoint a Designated Member of the Committee to pre-approve non-audit services that have not been pre-approved or changes in non-audit services previously pre-approved. Any actions by the Designated Member are to be ratified by the Audit Committee by the time of its next regularly scheduled meeting. The Fund’s pre-approval procedures are reviewed annually by the Audit Committee and the Fund maintains a record of the decisions made by the Committee pursuant to the procedures.

The Board of Directors, upon recommendation of the Audit Committee, has selected PwC as independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 2009. Audit services performed by PwC during the most recent fiscal year included examination of the financial statements of the Fund and the review of filings with the SEC. PwC will prepare the Fund’s tax returns for the fiscal year ending October 31, 2009.

The Fund knows of no direct or indirect interest of PwC in the Fund. A representative of PwC is expected to be present at the Meeting and will have the opportunity to respond to questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF

THE NOMINEES TO THE FUND’S BOARD OF DIRECTORS.

OTHER MATTERS

The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy, or their substitutes, to vote the Proxy in accordance with their best judgment.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON MARCH 4, 2009

This Proxy Statement, along with the Fund’s Annual Report for the fiscal year ended October 31, 2008, are available free of charge on the Fund’s web site at www.themexicofund.com.

ADDITIONAL INFORMATION

Investment Advisory and Administrative Services

The Adviser and Administrator. Impulsora del Fondo México, S.C. (the “Adviser”), 77 Aristóteles Street, 3rd Floor, Polanco, 11560 México D.F., México, has served as the investment adviser of the Fund from the time the Fund was established in 1981. Pursuant to the Investment Advisory and Management Agreement between the Fund and the Adviser, the Adviser receives a monthly advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets up to and including $200 million, 0.90% of such assets between $200 million and $400 million, and 0.60% of such assets in excess of $400 million. An amendment to the Fund’s Investment Adviser and Management Agreement was approved by stockholders on April 28, 2003 which adopted the above fee schedule. For the fiscal year ended October 31, 2008, total advisory fees paid by the Fund to the Adviser aggregated $5,880,995 based on average net assets for the fiscal year of approximately $744,276,458. The Adviser is a Mexican “sociedad civil” governed by the Federal Civil Code of Mexico and was organized in 1980.

Pursuant to an Administrative Services Agreement, effective April 1, 1994, which was amended and restated as of March 7, 2007, the Adviser also provides certain administrative services to the Fund which were previously performed by the Fund’s Trustee, including, among other things, the determination and publication of the net asset value of the Fund, the provision of assistance to the Fund to enable the Fund to maintain its books and records in accordance with applicable United States and Mexican law and the provision of assistance to the Fund’s auditors in the preparation of tax returns. The Fund pays the Adviser a monthly fee at the annual rate of 0.11% of average daily net assets of the Fund on assets under management up to $600 million and 0.09% of average daily net assets on assets under management above $600 million as compensation for services provided under the Administrative Services Agreement with a minimum of $450,000, and a fee for services rendered for each repurchase offer conducted by the Fund.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”), and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers and Directors, Adviser, affiliates of the Adviser, and persons who beneficially own more than ten percent of a registered class of the Fund’s securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it and written representations of certain Reporting Persons, the Fund believes that during fiscal year 2008, its Reporting Persons complied with all applicable filing requirements.

Corporate Governance

The Fund is a Maryland corporation subject to the provisions of the Maryland General Corporation Law. The Fund’s day-to-day operations and the requirements as to the place and time, conduct, and voting, at a meeting of the stockholders are governed by the Fund’s charter and bylaws, the provisions of the Maryland General Corporation Law, and the provisions of the 1940 Act. Any stockholder who would like a copy of the Fund’s charter or bylaws may obtain a copy from the SEC via e-mail at publicinfo@sec.gov, or from the Fund via e-mail at investor-relations@themexicofund.com. The charter and bylaws are also available on the Fund’s website at www.themexicofund.com under “Corporate Governance”.

SOLICITATION OF PROXIES; EXPENSES

The solicitation of proxies will be primarily by mail. In order to obtain the necessary quorum and stockholder participation at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph, or personal interview by Directors, officers or agents of the Fund. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in the Meeting, but does not wish to authorize a proxy by telephone or internet, such stockholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a stockholder, whether in writing, by telephone or via the internet, is revocable. A stockholder may revoke the accompanying proxy or a proxy given telephonically or via the internet at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving notice to the Fund addressed to American Stock Transfer and Trust Company at 59 Maiden Lane, Plaza Level, New York, New York 10273-0923, Attn: Proxy Department, or by attending the Meeting and voting in person.

The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Altman Group has been engaged by the Fund to assist in the distribution and solicitation of proxies. The anticipated cost of The Altman Group’s services is $7,000 plus out-of-pocket expenses.

VOTE REQUIRED

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund is required to constitute a quorum at the Meeting. Election of Directors (Proposal 1) will require the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote at the Meeting provided a quorum is present.

STOCKHOLDER PROPOSALS

If a stockholder intends to present a proposal at the 2010 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund’s Proxy Statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by October 5, 2009 for consideration by the Fund.

Stockholders wishing to present proposals at the 2010 Annual Meeting of Stockholders of the Fund not to be included in the Fund’s proxy materials should send written notice to the Secretary of the Fund of such proposals, which notice should be received by the Secretary of the Fund by October 5, 2009 but no earlier than September 5, 2009 in the form prescribed in the Fund’s Bylaws.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS ALSO MAY AUTHORIZE THE PROXY VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

By Order of the Board of Directors,

Samuel García-Cuéllar

Secretary

Dated: February 2, 2009

ANNUAL MEETING OF STOCKHOLDERS OF

THE MEXICO FUND, INC.

March 4, 2009

PROXY VOTING INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
- OR -

TELEPHONE - Call toll-free 1-800-PROXIES	COMPANY NUMBER
(1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.
- OR -	ACCOUNT NUMBER
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

i   Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  i

¢ 20200000000000000000 6	030409

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S STOCKHOLDERS VOTE “FOR”

PROPOSAL 1, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of the following two nominees to serve as Class I Directors for three-year terms and until their successors are duly elected and qualify:			Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” Proposal 1. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.
NOMINEES:
☐ FOR ALL NOMINEES	O Jaime Serra Puche O Marc Shapiro

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢	¢

THE MEXICO FUND, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders — March 4, 2009

The undersigned stockholder of The Mexico Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints José Luis Gómez Pimienta and Sander M. Bieber, or any of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund to be held at The Ambassador Room of The St. Regis Houston Hotel, 1919 Briar Oaks Lane, Houston, Texas, 77027, on March 4, 2009 at 1:00 p.m. (Eastern time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

(Continued and to be signed on the reverse side)

COMMENTS:

¢	14475 ¢

ANNUAL MEETING OF STOCKHOLDERS OF

THE MEXICO FUND, INC.

March 4, 2009

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided   i

¢ 20200000000000000000 6	030409

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S STOCKHOLDERS VOTE “FOR”

PROPOSAL 1, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of the following two nominees to serve as Class I Directors for three-year terms and until their successors are duly elected and qualify:			Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” Proposal 1. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.
NOMINEES:
☐ FOR ALL NOMINEES	O Jaime Serra Puche O Marc Shapiro

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢	¢